UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 1, 2011
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
 (Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2011 The Eastern Company (the “Company”) provided written notice to the NYSE Amex Exchange (the “NYSE Amex”) that the Company plans to voluntarily transfer its common stock listing to The NASDAQ Stock Market LLC (“NASDAQ”). The Company’s common stock, no par value, has been approved for listing on NASDAQ and is expected to commence trading on NASDAQ on or about December 15, 2011 under the Company’s current trading symbol “EML”. The Company expects trading to cease on the NYSE Amex effective at the close of business on December 14, 2011

 A copy of the press release issued by the Company on December 1, 2011 is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

(99)	Press Release, dated December 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EASTERN COMPANY
(Registrant)
DATE: December 1, 2011	/s/Leonard F. Leganza
Leonard F. Leganza Chairman of the Board, President and Chief Executive Officer